UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 3, 2001


                         Regulation S-K Item 304(a) (3),

                            PRINCETON MINING COMPANY
             (Exact name of registrant as specified  in its charter)

                 IDAHO                                         82-6008727
    --------------------------------                     ----------------------
    (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                         Identification No.)


   413  CEDAR  STREET,  WALLACE,  ID                              83873
---------------------------------------                        -----------
(Address of principal executive offices)                       (Zip  code)


       Registrant's telephone number, including area code:  (208) 752-1131

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANTS

     On January 3, 2001, the Board of Directors of Princeton Mining Company (the "Company") engaged DeCoria, Maichel & Teague P.S. to serve as the Company's independent accountants for the fiscal year ending December 31, 2000. Concurrently, the Board of Directors dismissed Williams and Webster, P.S., the Company's previous independent accountants. The engagement of DeCoria, Maichel & Teague P.S. and the dismissal of Williams and Webster, P.S. was pursuant to a resolution approved and passed by the Company's Board of Directors.

During the fiscal year ended December 31, 1999, and the subsequent interim periods preceeding the dismissal, (i) there were no disagreements with Williams and Webster, P.S. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused it to make reference in connection with its report to the subject matter of the disagreement, and Williams and Webster, P.S. have not advised the Company of any reportable events as defined in paragraph (A) through (D) of Regulation S-K Item 304 (a) (1) (v).

     The accountants' report of Williams and Webster, P.S. as of and for the year ended December 31, 1999, did not contain any adverse opinion or disclaimer of opinion, but was qualified as to the uncertainty of the Company's ability to continue as a going concern.


ITEM  7.     EXHIBIT

     Letter dated January 4, 2001, from Williams and Webster, P.S. regarding change in certifying accountants.














                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCETON MINING COMPANY
(Registrant)


By:/s/ Dennis O'Brien                     Date:  January 3,  2001
----------------------------------        -----------------------
Dennis O'Brien
(Principal Financial and Accounting
Officer)

(Letterhead of Williams & Webster, P.S.)




January 4,  2001



Securities  and  Exchange  Commissionand  Exchange  Commission
450  Fifth  Street  SW
Washington,  D.C.  20549

Re:     Princeton  Mining  Company
        Commission  File  Number  1-33233

Dear  Sirs:

We are in agreement with the statements made above by the registrant in its Form 8-K dated January 3, 2001.

Our independent auditor's report on the financial statements of Princeton Mining Company for the year ended December 31, 1999 contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles, but it was qualified as to the uncertainty of the Company's ability to continue

There were no disagreements with Princeton Mining Company, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Sincerely,

/s/  Williams  &  Webster,  P.S.

Williams  &  Webster,  P.S.